j2 Global®

Investors Presentation

(Based on Third Quarter 2012 Results)
November 1, 2012

Cloud Services for Business

j2. eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2012 Guidance" slide. These forward-looking statements are based on management's expectations or beliefs as of November 1, 2012 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Readers should carefully review the Risk Factors slide of this presentation. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage, reliability and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of November 1, 2012 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; Inability to repay or refinance debt when due; and Restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value added and telecom taxes
- Inability to maintain required network of contracts on acceptable terms with financially stable telecom, co-location and other critical vendors
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection, expiration of key patents or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 28, 2012 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Financial Highlights

Q3 2012 GAAP & Non-GAAP Results

	Q3 2012 GAAP		Q3 2012 Non-GAAP	
	$	Margin	$	Margin
Revenues	$93.2M		$93.2M	
Gross Profit/Margin (1)	$76.9M	82.5%	$77.1M	82.7%
Operating Profit/Margin (1)	$42.3M	45.3%	$44.7M	47.9%
EPS (1)	$0.69/Share		$0.65/Share	
EBITDA (2)			$50.5M	
Free Cash Flow (3)			$37.1M	
Cash and Investments	$469.8M			

(1) Non-GAAP earnings per diluted share excludes share-based compensation, associated payroll taxes and additional income tax benefit from prior years, in each case net of tax. See slide 18 for a reconciliation to GAAP.

(2) EBITDA is defined as earnings before fixed charges, provision for income taxes, depreciation, amortization and all other non-cash items and non-recurring gains and losses. See slide 17 for reconciliation of EBITDA to Net Income.

(3) See slide 17 for computation and reconciliation of free cash flow. Free cash flow is defined as net cash from operating activities; less purchases of property, plant and equipment; plus excess tax benefit (deficiency) from share-based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

j2 Update

Lowest Cancel Rate

- Cancel Rate at Record Low
- Consistent Improvement
  - 4th Consecutive Quarter
  - 3rd Consecutive Calendar Year



Cancel Rate (1)
3.5%
3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
3.5%
2.8%
2.6%
2.40%
3.3%
2.6%
2.4%
2.34%
3.1%
2.6%
2.5%
2.28%
Record Low
3.0%
2.7%
2.6%
Q1
Q2
Q3
Q4
2009
2010
2011
2012

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

j2 eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®

Invest in Cross-Sell & Up-Sell: Database Marketing



Fax
CRM
Voice
Unified Communications
Email Hosting
Email Marketing
Online Backup

- Signups have doubled since Q4 2011
- Investing in technology and resources
- Strong and Improving Cross-Sell Results
  - Sold 26k Seats
  - $3.6M in Media Value
  - Added Dedicated j2.com Cloud Services for Enterprise
  - 4,840 signup in Q3 2012 +20% vs. prior quarter, +30% vs. prior year



Launch to Date Signups
30,000
25,000
20,000
15,000
10,000
5,000
0
1,960
5,000
8,730
12,840
17,460
21,500
26,340
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12

j2. eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®

Diversifying Subscription Revenue

Revenue Breakdown
Q3 2012 vs. Q3 2011

	Q3 2011	Q3 2012
Fax	83%	79% (1)
Voice	11%	15%
Email	5%	5%
Backup	1%	1%
CRM	0%	1%
Total	**100%**	**100%**

Non-Fax Revenue Breakdown
Q3 2012 vs. Q3 2011



4%
0%
31%
65%
Voice
Email
Backup
CRM
5%
3%
24%
69%

Q3 2011
$14.2M

Q3 2012
$19.1M

- Voice represents 15% of total revenue vs. prior year 11%
- Acquired Zintel New Zealand from Zintel Group, expanding our geographic presence in AU/NZ
- Maintaining Strong Margins

(1) 76% of Total Revenue (including non-subscription revenue)

Patents & Licensing

- Strategic focus on patents began in 2001 with first intellectual property issuance
- Through internal development and acquisitions have built portfolio into licensing business and have asserted patents in multiple litigations
- Since 2003 ~$22M of licensing revenue
- $50M+ estimated pipeline of licensing revenue through 2016, subject to litigation risk
- Constantly seeking additional intellectual property to cover areas of operation and extend pipeline
- Timing of licensing revenues uncertain due to litigation and licensing process



Cumulative Licensing Revenue by Year
($$ in Millions)
$25
$20
$15
$10
$5
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD

2012 Financial Outlook

Note Ratios & Covenants

	$250 Million Senior Unsecured Notes 9/30/2012 Actual	% of Total
Total Cash & Investments	$ 469.8	
Total Debt	$ 250.0	15.4%
Total Market Capitalization (1)	$ 1,377.8	84.6%
EBITDA - LTM 9/30/12 (2)	$ 189.8	
Ratios		
Leverage Ratio - Net Debt / EBITDA LTM	1.32x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense (3)	9.22x	
Lien Debt	1.32x	

Covenants

Restricted Payments are Limited if Leverage Ratio is greater than 1.75

Fixed Charge Ratio - Must not be less than 2.0 to 1.0 to incur additional debt

Lien Debt - Leverage ratio must not be worse than 2.0 to 1.0

Note: Dollars in millions.

(1) Market value of equity based on a closing share price of $30.04 as of 10/31/12 and total shares outstanding of 45.9mm.

(2) Adjusted for share-based compensation, non-recurring expenses. See slide 17 for a reconciliation of EBITDA to Net Income, the most directly comparable GAAP measure. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(3) Interest Expense has been annualized as senior note has been outstanding less than 12 months

2012 Guidance

	Guidance
Revenues Reaffirming	**$345M - $365M**
Non-GAAP EPS (1) Increasing	**Exceed 2011**

(1) Non-GAAP earnings per diluted share excludes share-based compensation and additional income tax benefit from prior years, in each case net of tax. It is anticipated that the normalized tax rate for 2012 (exclusive of the release of reserves for uncertain tax positions) will be between 24% and 26%.

Quarterly Dividend

Fifth consecutive quarterly increase; 12.5% increase since September 2011

Timing

- Record Date – November 12th
- Payment Date – November 26th

Payment Amount

- $0.225 Per Share
- ~ $10M of Cash

Supplemental Information

Metrics

		2010 Q1	2010 Q2	2010 Q3	2010 Q4	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3
Total GAAP Revenues [1]	(in Thousands)	$60,280	$61,311	$62,778	$71,025	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245
Adjustment		$0	$0	$0	$0	$10,326	$0	$0	$0	$0	$0	$0
Total Non GAAP Revenues		$60,280	$61,311	$62,778	$71,025	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245
Fixed Subscriber Revenues	(in Thousands)	$48,869	$49,467	$50,268	$56,871	$67,801	$69,222	$70,364	$69,513	$70,227	$72,187	$72,284
Variable Subscriber Revenues		10,678	11,093	11,798	13,448	15,393	16,076	15,257	14,652	14,598	15,884	17,182
Subscriber Revenues		$59,547	$60,559	$62,066	$70,319	$83,194	$85,298	$85,622	$84,165	$84,825	$88,071	$89,466
Other Licenses Revenues		733	751	712	706	516	378	405	907	1,827	1,394	3,779
Total Revenues		$60,280	$61,311	$62,778	$71,025	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245
DID - Based Revenues		$57,435	$58,201	$59,585	$66,804	$77,432	$79,544	$79,856	$78,398	$78,561	$81,620	$83,102
Non-DID Revenues		2,845	3,110	3,193	4,221	6,278	6,132	6,171	6,674	8,091	7,845	10,143
Total Revenues		$60,280	$61,311	$62,778	$71,025	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245
Subscriber Revenues/Total Revenues		98.8%	98.8%	98.9%	99.0%	99.4%	99.6%	99.5%	98.9%	97.9%	98.4%	95.9%
DID - Based/Total Revenues		95.3%	94.9%	94.9%	94.1%	92.5%	92.8%	92.8%	92.2%	90.7%	91.2%	89.1%
% Fixed Subscriber Revenues		82.1%	81.7%	81.0%	80.9%	81.5%	81.2%	82.2%	82.6%	82.8%	82.0%	80.8%
% Variable Subscriber Revenues		17.9%	18.3%	19.0%	19.1%	18.5%	18.8%	17.8%	17.4%	17.2%	18.0%	19.2%
Paid DIDs [2]		1,314,857	1,334,555	1,410,973	1,905,137	1,929,540	1,960,698	1,993,556	2,002,892	2,025,199	2,057,994	2,077,057
Average Monthly Revenue/DID [3]		$14.40	$14.37	$14.21	$13.22	$13.30	$13.49	$13.27	$12.91	$12.85	$13.19	$13.27
Cancel Rate [4]		2.8%	2.6%	2.6%	2.7%	2.6%	2.4%	2.5%	2.6%	2.4%	2.3%	2.3%
Cash & Investment	(millions)	$264.4	$264.9	$272.3	$87.0	$126.7	$171.7	$193.8	$220.9	$193.3	$206.8	$469.8
Free Cash Flow [5]	(millions)	$34.2	$26.4	$26.7	$21.6	$38.2	$42.0	$37.2	$40.1	$38.1	$45.6	$37.1

(1) In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.
(2) Paid DIDs reflect reserves for anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.
(4) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with the first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.
(5) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods. See slide 17 for computation of free cash flow.

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12
Net cash provided by operating activities	$34.688	$12.317	$27.147	$22.233	$38.153	$42.398	$28.682	$41.515	$38.942	$46.382	$38.193
Less: Purchases of property and equipment	($0.086)	($0.495)	($0.692)	($0.569)	($0.625)	($1.860)	($2.590)	($1.769)	($1.159)	($1.631)	($0.956)
Add: Excess tax (deficiency) benefit from share-based compensation	($0.406)	$0.374	$0.196	($0.102)	$0.679	$1.443	$11.124	$0.315	$0.286	$0.821	($0.091)
Add: IRS settlement	---	$14.223	---	---	---	---	---	---	---	---	---
Free cash flows	$34.196	$26.419	$26.651	$21.562	$38.207	$41.981	$37.216	$40.061	$38.069	$45.572	$37.146

EBITDA (1)

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12
GAAP Net Income (Loss)	$17.636	$18.711	$19.834	$26.867	$30.935	$28.515	$25.498	$29.819	$28.539	$31.188	$31.650
Fixed charges	$0.020	$0.019	$0.037	$0.028	$0.031	$0.035	$0.041	$0.041	$0.041	$0.048	$3.760
Provision for income taxes	$7.015	$8.249	$7.896	$4.429	($8.195)	$9.729	$11.236	$9.579	$8.352	$9.648	$7.880
Depreciation and amortization and other non-cash items	$6.910	$6.978	$5.851	$5.707	$7.312	$7.203	$7.064	$7.171	$7.199	$7.429	$7.755
Non-recurring (gains) losses	$0.438	($0.366)	$0.025	$4.228	$2.858	$0.460	$0.015	($0.556)	$1.178	($0.386)	($0.526)
EBITDA	$32.019	$33.591	$33.643	$41.260	$32.940	$45.942	$43.855	$46.054	$45.309	$47.927	$50.519

(1) EBITDA is defined as earnings before fixed charges, provision for income taxes, depreciation, amortization and all other non-cash items and non-recurring gains and losses.. Free cash flow is defined as net cash from operating activities; less purchases of property, plant and equipment; plus excess tax benefit (deficiency) from share-based compensation. These financial measures not in accordance with, or an alternative to, GAAP financial measures; may be different from non-GAAP measures used by others; are not based on any comprehensive set of accounting rules or principles; & have limitations as they do not reflect all amounts associated with the company's GAAP results. We disclose these non-GAAP financial measures as we believe they are useful metrics by which to compare the performance of our business from period-to-period. We understand that measures similar to free cash flow and EBITDA are broadly used by analysts, rating agencies and investors in assessing our performance. Accordingly, we believe that these measures provide useful information to investors.

GAAP Reconciliation Non-GAAP Earnings and EPS

	THREE MONTHS ENDED SEPTEMBER 30, 2012					
		GAAP	(1) Share-based Compensation	(3) Additional Income Tax Benefit from Prior Years		Non-GAAP
Cost of revenues		16,303	(199)	—		16,104
Operating expenses:						
Sales and marketing		15,190	(390)	—		14,800
Research, development and engineering		4,692	(111)	—		4,581
General and administrative		14,784	(1,717)	—		13,067
Interest and other income (expense)		(2,747)	—	—		(2,747)
Income tax provision (6)	$	7,880	832	3,066	$	11,778
Net earnings	$	31,650	1,585	(3,066)	$	30,169
Net earnings per share*:						
Basic	$	0.69	0.04	(0.07)	$	0.66
Diluted	$	0.69	0.04	(0.07)	$	0.65

	THREE MONTHS ENDED SEPTEMBER 30, 2011							
		GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	(4) Uncertain Tax Position	(5) Trade Name Sale		Non-GAAP
Cost of revenues		15,002	(246)	(27)	—	—		14,729
Operating expenses:								
Sales and marketing		15,073	(350)	—	—	—		14,723
Research, development and engineering		4,105	(110)	(68)	—	—		3,927
General and administrative		15,403	(1,650)	(17)	—	—		13,736
Interest and other income (expense)		290	—	—	—	—		290
Income tax provision (6)	$	11,236	729	35	1,069	(3,892)		9,177
Net earnings	$	25,498	1,627	77	(1,069)	3,892	$	30,025
Net earnings per share*:								
Basic	$	0.55	0.04	0.00	(0.02)	0.08	$	0.64
Diluted	$	0.54	0.03	0.00	(0.02)	0.08	$	0.64

Non-GAAP net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense and the associated payroll taxes; (2) elimination of certain acquisition and related exist costs; (3) elimination of additional income tax benefit from prior years; (4) elimination of a change to our liability of uncertain tax position due to expiration of statues of limitations; and (5) elimination of taxes related to trade name sale and (6) elimination of income tax provision associated with share-based compensation and associated payroll taxes and certain acquisition and related exit costs. Non-GAAP earnings and non-GAAP earnings per share are not in accordance with, or an alternative to, earnings or earnings per share, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and have limitations as they do not reflect all amounts associated with the company's GAAP results of operations. We disclose non-GAAP earnings and non-GAAP earnings per share as supplemental non-GAAP financial measures to enhance the public's, analysts', investors' and our own understanding of, and highlight trends in, our earnings and earnings per share excluding the impact of share-based compensation and related taxes and items, if any, that we believe are not representative of our core operations.

j2 Global®

Cloud Services for Business